UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

Aeries Technology, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Paya Lebar Road, #08-13 Paya Lebar Square Singapore	409051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 228-6404

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0008 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable in multiples of eight to purchase one Class A ordinary share for $92.00 per share	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on August 3, 2026, Aeries Technology, Inc. (the “Company”) entered into a letter agreement with Sea Otter Trading, LLC (“Sea Otter” and such agreement, the “Letter Agreement”) to amend the settlement terms of the maturity consideration payable under that certain Confirmation of OTC Equity Prepaid Forward Transaction, dated as of November 3, 2023, by and between the Company and Sea Otter, as amended by that certain Forward Purchase Agreement Confirmation Amendment, dated as of November 3, 2023 (as amended, the “Forward Purchase Agreement”). Under the Letter Agreement, the Company agreed to satisfy the outstanding payment obligation through an initial cash payment of $100,000, followed by monthly principal payments of $75,000 commencing September 15, 2026, with interest accruing at 7.5% per annum on the outstanding balance. As security for the outstanding obligation, the Company issued 145,183 Class A ordinary shares to Sea Otter as collateral.

On October 30, 2026, the Company entered into a settlement agreement (the “Settlement Agreement”) with Sea Otter relating to its outstanding obligations under the Forward Purchase Agreement and Letter Agreement. Under the Settlement Agreement, the Company agreed to pay $911,461 through an escrow arrangement in exchange for the return of all 145,183 Class A ordinary shares held by Sea Otter as collateral. Upon completion of the share transfer and release of the settlement payment to Sea Otter, mutual general releases will become effective and the prior transaction agreements, including the Letter Agreement, will terminate, subject to surviving provisions.

The foregoing summary of the Settlement Agreement is qualified in its entirety by reference to the text of the document, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Settlement Agreement, dated October 30, 2026, between Aeries Technology, Inc. and Sea Otter Trading, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aeries Technology, Inc.

Date: November 5, 2026	By:	/s/ Bhisham (Ajay) Khare
Bhisham (Ajay) Khare
Chief Executive Officer and Director

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